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                                                                    Exhibit 10.1
                                                                    ------------

                     AMENDMENT NO. 2 AND WAIVER AGREEMENT
                     ------------------------------------



          THIS AMENDMENT NO. 2 AND WAIVER AGREEMENT (this "Agreement") is entered into as of October 31, 1997 by and among ABC Rail Products Corporation ("Rail"), ABC Deco Inc. ("Deco"), American System Technologies, Inc. ("AST;" AST, Rail and Deco being the "Borrowers"), the financial institutions named on the signature pages hereto (collectively, the "Lenders") and American National Bank and Trust Company of Chicago, as agent for the Lenders (the "Agent").

                                    RECITALS
                                    --------

          WHEREAS, the Borrowers, the Lenders and the Agent have entered into that certain Second Amended and Restated Loan and Security Agreement dated as of January 31, 1997 (as heretofore amended, supplemented or otherwise modified, the "Loan Agreement");

          WHEREAS, the Borrowers desire that Rail acquire United Railway Signal Group, Inc., a Florida corporation ("United");

          WHEREAS, Rail proposes that the acquisition (the "Acquisition") of United be accomplished by merging United with and into ABC Rail Acquisition II Corporation, a Delaware corporation wholly owned by Rail ("Acquisition II Corporation") and that immediately after giving effect thereto Acquisition II Corporation will change its name to "United Railway Signal Group, Inc.;"

          WHEREAS, Rail further proposes that the Acquisition be consummated pursuant to (1) that certain Plan of Merger dated October 31, 1997 between Acquisition II Corporation and United (the "Merger Agreement") in the form attached as Exhibit A to the Supplemental Agreement referred to below, and (2) that certain Supplemental Agreement dated as of October 31, 1997 among Rail and the shareholders of United (the "Supplemental Agreement") substantially (in every material respect) in the form attached hereto as Exhibit A (the Merger Agreement and Supplemental Agreement being, collectively, referred to as the "Acquisition Agreement");

          WHEREAS, United has liabilities under certain bank loan facilities in an aggregate amount not in excess of $235,000 (the "United Bank Debt");

          WHEREAS, in order to consummate the Acquisition, the Borrowers have requested that the Agent and the Lenders amend and/or waive certain provisions of the Loan Agreement as provided herein; and

          WHEREAS, the Agent and the Lenders are willing to enter into this Agreement, but only on the terms and subject to the conditions set forth below;
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          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. Definitions. Terms defined in the Loan Agreement which are used herein shall have the same meaning as are set forth in the Loan Agreement for such terms unless otherwise defined herein.

          2.   Amendments.  Subject to Section 5 below:

               (a) Subsection 1.1 is hereby amended by adding thereto the following (in appropriate alphabetical order):

               "Acquisition II" shall mean ABC Rail Acquisition II Corporation, a Delaware corporation.

               "Old United" shall mean United Railway Signal Group, Inc., a Florida corporation.

               "United Merger" shall mean that certain Plan of Merger dated October 31, 1997 between Acquisition II and Old United.

               "United Supplemental Agreement" shall mean that certain Supplemental Agreement dated as of October 31, 1997 among Rail and the shareholders of Old United.

               (b) Subsection 3.13 is hereby amended by adding after the last sentence thereof the following: "No Borrower or Subsidiary of a Borrower shall hold or possess any raw materials, work-in-process or other inventory owned by a Person other than such Borrower or such Subsidiary as the case may be ("Third Party Goods"), whether on consignment or otherwise, unless
     (i) the Agent has received prior written notice thereof and such further information relating thereto as it may reasonably request, (ii) all Third Party Goods are at all times segregated from such Borrower's or such Subsidiary's (as the case may be) other property, clearly marked as consigned goods or otherwise non-owned property and maintained in manner so as to be readily identifiable, (iii) all Third Party Goods are excluded from Eligible Inventory and separately reported as such in the Monthly Reports and Collateral Reports of each Borrower (as applicable) and (iv) the value (determined at the lesser of cost, determined in a first-in, first-out basis, or market) of all Third Party Goods for all Borrowers and their Subsidiaries does not exceed $5,000,000 at any one time."

               (c) Subsection 8.2 is hereby amended by adding after the last word of clause (iv) thereof the following: "and indebtedness owed by Acquisition II to Rail permitted under Subsection 8.4(x)."

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               (d) Subsection 8.4 is hereby amended by adding after the last word of clause (x) thereof the following:

                    "; and an intercompany loan by Rail to its wholly owned subsidiary, Acquisition II, in an amount up to $2,050,000 for the purpose of (1) funding the $1,000,000 cash consideration to be paid pursuant to the United Merger, (2) funding the $550,000 consideration to be paid in connection with certain employment and non-compete agreements pursuant to the United Supplemental Agreement and (3) funding up to $500,000 from time to time of working capital of Acquisition II, provided that such intercompany loan is evidenced by a promissory note duly pledged to Agent to secure payment and performance of Rail's Liabilities"

               (e) Schedules 6.1, 6.12 and 8.5 to the Loan Agreement are hereby amended and restated in the form of Schedules 6.1, 6.12 and 8.5 hereto.

          3. Waivers. Subject to Section 5 below, the Agent and the Lenders hereby waive:

               (a) the terms of Subsection 8.3 of the Loan Agreement insofar as such terms would be breached by consummation of the Acquisition; provided that the Acquisition is consummated in accordance with the terms of the Acquisition Agreement.

               (b) the terms of Subsection 8.1 and Subsection 8.2 of the Loan Agreement insofar as such terms would be breached by the existence of the United Bank Debt, provided that immediately after consummating the Acquisition, the United Bank Debt is paid in full and any and all Liens securing the United Bank Debt are unconditionally and completely released; and

               (c) the terms of Subsection 8.4 of the Loan Agreement insofar as the terms thereof were breached by the investment by Rail of not more than $1,000 in Acquisition II Corporation in order to capitalize and create Acquisition II Corporation, provided that Acquisition II Corporation prior to the merger with United shall have no assets or liabilities of any kind and shall have conducted no business or operations of any kind.

          4. Acknowledgment. Subject to Section 5 below, the Agent, the Lenders and the Borrowers acknowledge that immediately after giving effect to the Acquisition in accordance with the terms hereof, United shall constitute a Subsidiary of the Borrower and not an Excluded Subsidiary.

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          5.   Conditions of Effectiveness.  Sections 2, 3 and 4 of this
Agreement shall become effective as of the date hereof on the date (the "Effective Date") that the Agent has received all of the following documents, each such document to be in form and substance satisfactory to the Agent:

               (a) eight (8) copies of this Agreement duly executed by each of the parties hereto;

               (b) eight (8) copies of a Guaranty and Security Agreement duly executed by United substantially in the form of Exhibit B attached hereto;

               (c) UCC Financing Statements duly executed by Acquisition II (in the name of "ABC Rail Acquisition II Corporation" and "United Railway Signal Group, Inc.") substantially as required by the Agent;

               (d) eight (8) copies of a Pledge Amendment duly executed by the Borrower substantially in the form of Exhibit C attached hereto;

               (e) evidence, satisfactory to the Agent, that the United Bank Debt has been paid in full and that any and all Liens securing such indebtedness have been released;

               (f) the originally executed intercompany note described in
     Section 2(d) above together with an assignment thereof executed by Rail;

               (g) eight (8) copies of a Secretary's Certificate duly executed by the corporate secretary of United as to its charter, by-laws, board resolutions and incumbency of relevant officers; and

               (h) such other documents, certificates, amendments, agreements, opinions, endorsements to title insurance policies and other items as the Agent may reasonably request in connection with this Agreement.

          6.   Representations, Warranties and Agreements of the Borrowers.

               (a) Each Borrower represents and warrants that this Agreement and the Loan Agreement as amended hereby, constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles.

               (b) Each Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement as amended hereby and after giving effect hereto.

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

     Each Borrower hereby agrees that all covenants, representations and warranties made in the Loan Agreement and all other Financing Agreements shall be deemed to have been remade as of the date hereof and (if different) the Effective Date.

               (c) Each Borrower represents and warrants that as of the date hereof, and (if different) as of the Effective Date, there exists no Default or Event of Default after giving effect to this Agreement and consummation of the transactions contemplated thereby.

               (d) Promptly after the Effective Date, the Borrowers will cause to be delivered to the Agent: (i) a copy of the executed and final Acquisition Agreement together with a copy of executed and final material agreements and other documents relating thereto, certified as true and complete by an appropriate officer; and (ii) a stock certificate evidencing the shares described in the Pledge Amendment referred to in Section 5(d) above, together with a stock power duly executed by Rail in blank with respect to such pledged stock certificate.

          7.   Reference to the Effect on the Loan Agreement.

               (a) On and after the Effective Date, (i) each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import shall mean and be a reference to the Loan Agreement as amended hereby, and (ii) each reference to the Loan Agreement in all other Financing Agreements shall mean and be a reference to the Loan Agreement, as amended hereby.

               (b) Except as specifically amended above, the Loan Agreement, and all other Financing Agreements and other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

               (c) Except as expressly set forth herein, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of, or consent to and departure from, any provision of the Loan Agreement, any other Financing Agreement, or any other documents, instruments and agreements executed and/or delivered in connection therewith.

          8. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws (without giving effect to conflicts of law principles) of the State of Illinois.

          9. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

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          10.  Counterparts.  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery by any party of an executed counterpart hereof by telecopy of similar facsimile transmission shall constitute valid and effective delivery hereof by such party.

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

          IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                              ABC RAIL PRODUCTS CORPORATION


                              By:_________________________________

                              Title:______________________________


                              ABC DECO INC.


                              By:_________________________________

                              Title:______________________________


                              AMERICAN SYSTEMS TECHNOLOGIES, INC.


                              By:_________________________________

                              Title:______________________________



                              AMERICAN NATIONAL BANK AND TRUST
                              COMPANY OF CHICAGO, individually and as
                              Agent


                              By:_________________________________

                              Title:______________________________

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                              BTM CAPITAL CORPORATION


                              By:_________________________________

                              Title:______________________________


                              LASALLE NATIONAL BANK


                              By:_________________________________

                              Title:______________________________


                              NATIONS BANK OF TEXAS, N.A.


                              By:_________________________________

                              Title:______________________________

                              MELLON BANK, N.A.


                              By:_________________________________

                              Title:______________________________

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